NAIC
GROWTH
FUND,
INC.


Annual Report
December 31, 1995



Contents

Report to Shareholder                                2
Statement of Assets and Liabilities                  3
Statement of Operations                              4
Statements of Changes in Net Assets                  5
Financial Highlights                                 6
Portfolio of Investments                             7
Notes to Financial Statements                       10
Auditors' Report                                    13
Dividends and Distributions                         14
NAIC Growth Fund, Inc., Board of Directors          18
Shareholder Information                             18









Report to Shareowners:
December 31, 1995


As measured by the Dow Jones Industrial Average, the stock market had a great advance during 1995, rising 35.5%. New highs were attained several times throughout the year. Much of the advance has been attributed to lower interest rates, along with higher earnings in both growth and cyclical stocks. While some purchases and sales were made, price improvement on stocks already held by the Fund led to the higher Net Asset Value at year end.

Sales by the Fund included Perry Drug Stores convertible subordinated debentures, when the company merged resulting in a $53,575 capital gain; Hershey Foods which generated a gain of $43,679, a small holding of Structural Dynamics that made a $4,250 profit, a $45,994 profit from the sale of Archer-Daniels-Midland and 2,000 shares of ADC Telecommunications giving the Fund a $50,812 gain. Laidlaw "B" was sold at a loss of $29,114 and the sale of Community Psychiatric Centers also resulted in a loss of $17,211. In the case of ADC Telecommunications, the Fund continues to hold 6,000 shares from the original purchase.

Additions to the portfolio included 3,000 American Business Products, 1,000 Capital Cities/ABC, 5,000 Century Telephone, 5,000 McCormick, 2,000 Newell, 3,000 PepsiCo and 1,250 RPM.

Several stocks in the portfolio also paid stock dividends during 1995 including ADC Telecommunications (2-1), American International Group (3-2), Clayton Homes (5-4),Dynatech (2-1), H. J. Heinz (3-2), Huntington Bancshares (5%), Ionics (2-1), Eli Lilly (2-1), Pfizer (2-
1), RPM (5-4), St. Jude Medical (3-2), Thermo Electron (3-2) and Vishay Intertechnology (2-1). There were also two major mergers involving holdings. Upjohn merged with Pharmacia to create Pharmacia and Upjohn and NBD Bancorp merged with First Chicago to form First Chicago - NBD. The Fund managers felt that both mergers made sense and the shares were retained in the portfolio.

An agreement was reached with NAIC during the year to have Pulsifer and Hutner of New York to serve as a consultant for approximately 10% of the equity portfolio. Many of the stocks followed by that firm are the same as those held by the Fund. That firm will closely monitor Capital Cities/ABC, American International Group, Comerica, Coca-Cola, Johnson & Johnson and Philip Morris in addition to making further recommendations to the Fund managers. We also added William Endicott to the board of directors, who has been associated with Pulsifer & Hutner as a client for a number of years, and who brings valuable experience to the board. The Net Asset Value of your Fund was $15.19 at the end of the year compared with $11.50 a year earlier. Adding back the total 1995 dividend of $0.28, the NAV increased 34.5%. The closing price on the Chicago Stock Exchange was $13.75.




Thomas E. O'Hara, Chairman                Kenneth S. Janke, President





NAIC Growth Fund, Inc.
Statement of Assets and Liabilities
As of December 31, 1995


ASSETS

Investment securities
   -at market value (cost $6,074,825)             $10,439,337
Short-term investments
   -at amortized cost                                 164,936
Cash and cash equivalents                             535,047
Dividends and interest receivable                      19,263
Prepaid insurance                                      11,148
                                                   11,169,731

LIABILITIES

Dividends payable                     170,009
Accounts payable                       10,607         180,616

TOTAL NET ASSETS                                  $10,989,115



SHAREHOLDERS' EQUITY

 Common Stock-par value $0.001 per share;
   authorized 50,000,000 shares,
      outstanding 723,444 shares                  $      723
Additional Paid-in Capital                         6,614,799
Undistributed net investment income                    9,081
Undistributed net realized gain
      on investment                                        0
Unrealized appreciation of investments             4,364,512

SHAREHOLDERS' EQUITY                             $10,989,115

NET ASSET VALUE PER SHARE                      $       15.19





See notes to financial statements




NAIC Growth Fund, Inc.
Statement of Operations
For the year ended December 31, 1995



INVESTMENT INCOME

     Interest                                          $  36,803
     Dividends                                           192,370
                                                         229,173
EXPENSES

     Advisory fees                               73,024
     Insurance                                   19,721
     Transfer agent & custodian fee              19,545
     Legal fees                                  14,954
     Amortization of organization costs          14,219
     Audit fees                                  13,900
     Directors' fees & expenses                  12,205
     Printing                                     7,581
     Annual shareholders'  meeting                3,756
     Mailing & postage                            3,546
     Other fees & expenses                        6,773
     Less:     Advisory fees waived             (73,024)

     Net Expenses                                         116,200

          Net investment income                           112,973

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

     Realized gain on investments:
        Proceeds from sale of investment securities       740,245
        Cost of investment securities sold                588,250

          Net realized gain on investments                151,995

     Unrealized appreciation of investments:
        Unrealized appreciation at beginning of year    1,754,353
        Unrealized appreciation at end of year          4,364,512

     Increase in unrealized appreciation on investments 2,610,159
     Net realized and unrealized gain on investments    2,762,154

NET INCREASE FROM OPERATIONS                          $ 2,875,127



See notes to financial statements






NAIC Growth Fund, Inc.
Statements of Changes in Net Assets
For the years ended:

                                 December 31, 1995  December 31, 1994




FROM OPERATIONS:

Net investment income                      $112,973         $62,497
Net realized gain (loss) on investments     151,995         (55,496)
Net change in unrealized appreciation on
     investments                          2,610,159         240,598
        Net increase from operations      2,875,127         247,599


DISTRIBUTION TO STOCKHOLDERS FROM:

Net investment income                      106,065          61,493
Net realized gain from investment
     transactions                           96,499               0
          Total distribution               202,564          61,493

FROM CAPITAL STOCK TRANSACTIONS:

Shares issued to common stockholders:
Dividend reinvestment                            0          29,110
Cash purchases                                   0          19,532
  Net increase from capital stock transactions   0          48,642
  Net increase in net  asset             2,672,563         234,748

TOTAL NET ASSETS:

Beginning of year                       $8,316,552       8,081,804
End of year (including undistributed
    net investment income of $9,081
    and $2,173, respectively)          $10,989,115      $8,316,552

Shares:

Shares issued to common stockholders
   under the dividend reinvestment
   and cash purchase plan                        0           4,371
Shares at beginning of year                723,444         719,073

Shares at end of year                      723,444         723,444


See notes to financial statements


NAIC Growth Fund, Inc.
Financial Highlights
For the years ended:


                              1995     1994     1993     1992     1991


Net asset value at           $11.50   $11.24   $10.83   $10.06   $8.72
beginning of year

Net investment income           .15      .09      .07      .09     .19

Net realized and unrealized
gain on investments            3.82      .26      .43      .86    1.49

Total from investment          3.97      .35      .50      .95    1.68
operations

Distributions from:
   Net investment income       (.15)    (.09)    (.07)    (.09)   (.19)

   Realized gains              (.13)     .00     (.02)    (.09)   (.07)

   Total distributions         (.28)    (.09)    (.09)    (.18)   (.26)

Registration and initial
public offering costs           .00      .00      .00      .00    (.08)

Net asset value at           $15.19   $11.50   $11.24   $10.83  $10.06
end of year

Per share market value,   Ask 14 1/4    9 1/2   11 1/4   12      12
end of year               Bid 13 3/4    9 3/8    9 1/2    9 1/2   9 1/2


Total Investment Return:

 based on market value
        1 year                49.70%   (0.54%)   0.83%     1.72% (12.52%)
        from inception         7.85%    0.27%    0.50%     0.37%  (0.52%)

based on net asset value
        1 year                34.60%    3.12%    4.65%     9.51%  18.18%
        from inception         9.78%    4.92%    5.45%     5.77%   3.35%

Net Assets, end of year   10,989,115 8,316,552 8,081,804 7,432,322 6,187,758


Ratios to average net assets:

Ratio of expenses to average
     net assets (a)            1.19%    1.81%    2.00%     2.00%  2.00%
Ratio of net investment income
   to average net assets (a)   1.16%    0.77%    0.63%     0.92%  1.94%


Portfolio turnover rate        6.9%     6.56%    0.62%     3.50%  1.46%


Average commission rate       $0.12

(a) In 1995 and 1994, the adviser voluntarily waived its fee. Had the adviser not done so in 1995 and 1994, the ratio of expenses to average net assets would have been 1.94% and 2.00% and the ratio of net investment income to average net assets would have been 0.41% and 0.58%, respectively.

See notes to financial statements


NAIC Growth Fund, Inc.
Portfolio of Investments - December 31, 1995

%       Common Stock         Shares      Cost     Market

0.7     Appliances
Maytag Corp.                 4,000    $53,020    81,000

1.1     Auto Replacement
Dana Corp.                   4,000     53,250   117,000

7.6     Banking
Citicorp                     4,000     79,167   269,000
Comerica Inc.                2,000     58,750    80,000
Huntington Banc.            10,916     91,105   261,984
First Chicago NBD            2,000     64,750    79,000
Synovus Financial            5,000     81,125   142,500

1.1     Broadcasting
Capital Cities ABC           1,000    116,810    23,375

2.2     Building Products
Johnson Controls             3,000     96,895   206,250
Clayton Homes                1,562     16,625    33,398

4.7     Chemicals
Guardsman Prod.              7,900     70,660   105,663
Monsanto                     1,500     71,448   183,750
RPM                          6,250     61,000   103,125
Sigma Aldrich                2,500     94,938   123,750

0.8     Computers
IBM                          1,000     99,387    91,375

2.9     Consumer Products
Colgate-Palmolive            2,000     98,500   140,500
Alltrista Corp. *            1,125     16,361    20,250
Newell Co.                   6,000    124,875   155,250

0.3     Distillery
Anheuser-Busch                 500     25,875    33,437

4.3     Electrical Equipment
General Electric             2,000     56,000   144,000
Vishay Intertech. *          9,492     91,122   298,998
Westinghouse Elec.           2,000     23,875    32,750

0.9     Electronics
Detection Systems *          5,000     31,071    29,375
Dynatech Corp. *             4,000     35,513    68,000

11.7    Ethical Drugs
Amer. Home Prod.             1,500     90,510   145,500
Bristol-Myers Squibb         2,000    146,475   171,750
Eli Lilly                    5,000    168,963   281,250
Johnson & Johnson            1,000     45,500    85,500
Merck & Co., Inc.            2,500     83,319   164,063
Pfizer Inc.                  2,000     58,750   126,000
Pharmicia & Upjohn           7,975    200,070   309,031

7.7     Financial Services
Allied Group                 5,000    131,625   180,000
Beneficial Corp.             4,000    119,537   186,500
Dun & Bradstreet             1,500     66,615    97,125
Household Intl.              5,000    123,313   297,500
State Street Boston          2,000     75,500    90,000

3.5     Food
ConAgra                      3,000     78,125   123,750
Heinz                        3,000     67,250    99,375
McCormick & Co.              7,000    145,100   168,875

1.1     Furniture
Kimball Intl.                5,000    117,250   126,250

1.1     Grocery
Hannaford Bros.              5,000    109,812   123,125

1.3     Hospital Supplies
Biomet Corp. *               2,000     26,750    35,750
Stryker Corp.                2,000     69,250   105,000

1.8     Hospital
St. Jude Medical             4,500    100,125   193,500

0.7     Industrial Services
Donaldson Co.                3,000     37,588    75,375

1.0     Instruments
TSI Inc.                     7,500     48,375   105,000

2.9     Insurance
AFLAC Inc.                   2,500     51,875   108,750
Amer. Int'l. Group           2,250     79,053   208,125

1.1     Leasing
Ryder System Inc.            4,800     75,973   118,800

4.1     Machinery
Commercial Inter.            4,500     51,475     81,563
Cooper Industries            3,500    129,018    128,625
Emerson Electric             3,000    113,518    245,250
1.1     Maritime
Sea Containers               7,000    136,563    121,625

2.8    Multi Industry
Pentair                      1,500     23,875     74,625
Thermo Electron *            4,500    106,687    234,000

0.8   Office Equipment
American Bus. Prod.          3,000     62,625     85,500

0.2   Packaging
Liqui Box                      600     14,690     17,775

2.4     Paper
Mead Corp.                   5,000    134,002    261,250

1.2     Petroleum
Kerr McGee                   2,000     95,250    127,000

0.8     Pollution Control
WMX Tech.                    3,000     92,647     89,250

3.0     Publishing
Reuters Holdings             6,000    125,375    330,750

3.3     Restaurants
McDonald's                   8,000    115,260    361,000

0.5     Rubber
Cooper Tire & Rubber         2,000     31,823     49,250

4.4     Soft Drinks
Coca Cola                    2,000      82,250   148,500
PepsiCo                      6,000     222,250   335,250

0.8     Steel
Lukens                       3,000      72,755    86,250

2.9     Telecommunications
ADC Telecom. *               6,000      28,312   219,000
Cincinnati Bell              3,000      55,250   104,250

1.6     Tobacco
Philip Morris                2,000       91,588  180,500

1.2     Transportation
Arnold Industries            2,000       27,850   34,750
Sysco Corp.                  3,000       75,125   97,500

1.4      Utilities
Century Telephone            5,000      140,625  158,750

2.0     Water Treatment
Ionics *                     5,000      117,187  217,500

95.0                                 $6,074,825 $10,439,337


     Short-term Investments
1.3  United States Treasury Securities           144,936
4.9  Misc. Cash Equivalents                      535,047
0.2  Commercial Paper                             20,000

6.4                                              699,983

     Total Investments                        11,139,320

(1.4)  All other assets less liabilities        (150,205)

100.0%       Total Net Assets                $10,989,115

* non-income producing securities

NAIC Growth Fund, Inc.
Notes to Financial Statements

(1)  ORGANIZATION

The NAIC Growth Fund, Inc. (the "Fund") was organized under Maryland law on April 11, 1989 as a diversified closed-end investment company under the Investment Company Act of 1940. The Fund commenced operations on July 2, 1990.

(2)  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Fund not otherwise set forth in the notes to financial statements:

Dividends and Distributions - Dividends from the Fund's net investment income and realized net long- and short-term capital gains will be declared and distributed at least annually. Shareholders may elect to participate in the Dividend Reinvestment and Cash Purchase Plan (see
Note 4).

Organization Costs - Organization costs are to be amortized over a period of 60 months from the commencement of operations of the Fund.

Investments - Investments in equity securities are stated at market value, which is determined based on quoted market prices or dealer quotes. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, the Fund utilizes the amortized cost method to determine the carrying value of short-term debt obligations. Under this method, investment securities are valued for both financial reporting and Federal tax purposes at amortized cost. Any discount or premium is amortized from
the date of acquisition to maturity.   Investment security purchases
and sales are accounted for on a trade date basis.

Federal Income Taxes - The Fund intends to comply with the general qualification requirements of the Internal Revenue Code applicable to regulated investment companies. The Fund intends to distribute at least 90% of its taxable income, including net long-term capital gains, to its shareholders. In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income and 98% of its net realized capital gains plus undistributed amounts from prior years. For federal tax purposes, as of December 31, 1994, the Fund had a capital loss carryforward of $55,496 which was used to offset current net realized gains on investments.

The following information is based upon Federal income tax cost of portfolio investments as of December 31, 1995:

        Gross unrealized appreciation          $  4,392,949
        Gross unrealized depreciation               (28,437)

           Net unrealized appreciation         $  4,364,512

        Federal income tax cost                $  6,074,825

Expenses - The Fund's service contractors bear all expenses in connection with the performance of their services. The Fund bears all expenses incurred in connection with its operations including, but not limited to, management fees (as discussed in Note 3), legal and audit fees, taxes, insurance, shareholder reporting and other related costs. Such expenses will be charged to expense daily as a percentage of net assets. The Fund's expenses in excess of two percent (2%) of average net assets shall be the responsibility of the Investment Adviser. A director of the Fund is of counsel to the Fund's legal counsel. Legal counsel has incurred $14,954 for ongoing legal services during the year.

(3)  MANAGEMENT ARRANGEMENTS

Investment Adviser

National Association of Investors Corporation serves as the Fund's Investment Adviser subject to the Investment Advisory Agreement, and is responsible for the management of the Fund's portfolio, subject to review by the board of directors of the Fund.

For the services provided under the Investment Advisory Agreement, the Investment Adviser receives a monthly fee at an annual rate of three-quarters of one percent (0.75%) of the average weekly net asset value of the Fund, during the times when the average weekly net asset value is at least $3,800,000. The Investment Adviser will not be entitled to any compensation for a week in which the average weekly net asset value falls below $3,800,000. The Adviser has voluntarily waived its fee of $73,024 for the year ended 1995.

Plan Agent

First Chicago NBD, formerly known as NBD Bank, serves as the Fund's custodian pursuant to the Custodian Agreement. As the Fund's custodian, NBD will receive fees and compensation of expenses for services provided including, but not limited to, an annual account charge, annual security fee, security transaction fee and statement of inventory fee. In August, 1994, Boston EquiServe, formerly known as State Street Bank and Trust Company, became the Fund's transfer agent and dividend disbursing agent pursuant to Transfer Agency and Dividend

Disbursement Agreements.   Boston EquiServe will receive fees for
services provided including, but not limited to, account maintenance fees, activity and transaction processing fees and reimbursement of out-of-pocket expenses such as forms and mailing costs.

(4)  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund has a Dividend Reinvestment and Cash Purchase Plan (the
"Plan") which allows shareholders to reinvest dividends paid and make additional contributions.

Under the Plan, if on the valuation date the net asset value per share is lower than the market price at the close of trading on that day, then the Plan Agent will elect on behalf of the shareholders who are participants of the Plan to take the dividends in newly issued shares of the Fund's common stock. If net asset value exceeds the market price on the valuation date, the Plan Agent will elect to receive cash dividends, and will promptly buy shares of the Fund's common stock on whatever market is consistent with best price and execution. The number of shares credited to each shareholder participant's account will be based upon the average purchase price for all shares purchased.

(5)  DISTRIBUTIONS TO SHAREHOLDERS

On May 18, 1995, a distribution of $0.045 per share aggregating $32,555 was declared from net investment income. The dividend was paid August 1, 1995, to shareholders of record June 30, 1995. On December 7, 1995, a dividend of $0.235 per share aggregating $170,009 was declared from net investment income and net realized gains payable January 29, 1996, to shareholders of record December 29, 1995.

(6)  Investment transactions

Purchases and sales of securities, other than short-term securities for the year ended December 31, 1995, were $628,685 and $740,245, respectively.

(7)  FINANCIAL HIGHLIGHTS

The Financial Highlights present a per share analysis of how the Fund's net asset value has changed during the years presented. Additional quantitative measures expressed in ratio form analyze important relationships between certain items presented in the financial statements. These Financial Highlights have been derived from the financial statements of the Fund and other information for the years presented. The Total Investment Return based on market value assumes that shareholders bought into the Fund at the bid price and sold out of the Fund at the bid price. In reality, shareholders buy into the Fund at the ask price and sell out of the Fund at the bid price. Therefore, actual returns may differ from the amounts stated.









Report of Independent Public Accountants


To the Board of Directors and Shareholders of NAIC Growth Fund, Inc.:


We have audited the accompanying statement of assets and liabilities of NAIC GROWTH FUND, INC. (a Maryland corporation), including the portfolio of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NAIC Growth Fund, Inc. as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.


                                                   ARTHUR ANDERSEN LLP


Detroit, Michigan,
January 11, 1996.












NAIC Growth Fund, Inc.
Dividends and Distributions:Dividend Reinvestment and Cash Purchase
Plan


We invite you to join the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), which is provided to give you easy and economical ways of increasing your investment in the Fund's shares. THOSE SHAREHOLDERS WHO HAVE ELECTED TO PARTICIPATE IN THE PLAN NEED NOT DO ANYTHING FURTHER TO MAINTAIN THEIR ELECTION.


Boston EquiServe, formerly known as State Street Bank and Trust
Company, will act as the Plan Agent on behalf of shareholders who are participants in the Plan.


All shareholders of the Fund (other than brokers and nominees of financial institutions) who have not previously elected to participate in the Plan or who have terminated their election may elect to become participants in the Plan by filling in and signing the form of authorization obtainable from Boston EquiServe, P.O. Box 8200, Boston, Massachusetts 02266, the transfer agent for the Fund's shares and the shareholders' agent for the Plan, and mailing it to Boston EquiServe. The authorization must be signed by the registered shareholders of an account. Participation is voluntary and may be terminated or resumed at any time upon written notice from the participant received by the Plan Agent prior to the record date of the next dividend. Additional information regarding the election may be obtained from the Fund.


Dividend payments and other distributions to be made by the Fund to participants in the Plan either will be paid to the Plan Agent in cash (which then must be used to purchase shares in the open market) or, will be represented by the delivery of shares depending upon which of the two options would be the most favorable to participants, as hereafter determined. On each date on which the Fund determines the net asset value of the shares (a Valuation Date), and which occurs not more than five business days prior to a date fixed for payment of a dividend or other distribution from the Fund, the Plan Agent will compare the determined net asset value per share with the market price per share. For all purposes of the Plan, market price shall be deemed to be the highest price bid at the close of the market by any market maker on the date which coincides with the relevant Valuation Date, or, if no bids were made on such date, the next preceding day on which a bid was made. The market price was $13.75 on December 31, 1995. If the net asset value in any such comparison is found to be lower than said market price, the Plan Agent will demand that the Fund satisfy its obligation with respect to any such dividend or other distribution by issuing additional shares to the Participants in the Plan at a price per share equal to the greater of the determined net asset value per share or ninety-five percent (95%) of the market price per share determined as of the close of business on the relevant Valuation Date. However, if the net asset value per share (as determined above) is higher than the market price per share, then the Plan Agent will demand that the Fund satisfy its obligation with respect to any such dividend or other distribution by a cash payment to the Plan Agent for the account of Plan participants and the Plan Agent then shall use such cash payment to buy additional shares in the open market for the account of the Plan participants, provided, however, that the Plan Agent shall not purchase shares in the "open market" at a price in excess of the net asset value as of the relevant Valuation Date. In the event the Plan Agent is unable to complete its acquisition of shares to be purchased in the "open market" by the end of the first trading day following receipt of the cash payment from the Fund, any remaining funds shall be used by the Plan Agent to purchase newly issued shares of the Fund's common stock from the Fund at the greater of the determined net asset value per share or ninety-five percent (95%) of the market price per share as of the date coinciding with or next preceding the date of the relevant Valuation Date.


Participants in the Plan will also have the option of making additional cash payments to the Plan Agent, on a monthly basis, for investment in the Fund's shares. Such payments may be made in any amount from a minimum of $50.00 to a maximum of $1,000.00 per month. The Fund may, in its discretion, waive the maximum monthly limit with respect to any participant. At the end of each calendar month, the Plan Agent will determine the amount of funds accumulated. Purchases made from the accumulation of payments during any one calendar month will be made on or about the first business day of the following month (Investment Date). The funds will be used to purchase shares of the Fund's common stock from the Fund if the net asset value of the shares is lower than the market price as of the Valuation Date which occurs not more than five business days prior to the relevant Investment Date. In such case, such shares will be newly issued shares and will be issued at a price per share equal to the greater of the determined net asset value per share or ninety-five percent (95%) of the market price per share. If the net asset value per share is higher than the market price per share, then the Plan Agent shall use such cash payments to buy additional shares in the open market for the account of the Plan participants, provided, however, that the Plan Agent shall not purchase shares in the "open market" at a price in excess of the net asset value as of the relevant Valuation Date. In the event the Plan Agent is unable to complete its acquisition of shares to be purchased in the "open market" by the end of the Investment Date, any remaining cash payments shall be used by the Plan Agent to purchase newly issued shares of the Fund's common stock from the Fund at the greater of the determined net asset value per share or ninety-five (95%) percent of the market price per share as of the relevant Valuation Date. All cash payments received by the Plan Agent in connection with the Plan will be held without earning interest. To avoid unnecessary cash accumulations, and also to allow ample time of receipt and processing by the Plan Agent in connection with the Plan will be held without earning interest. To avoid unnecessary cash accumulations, and also to allow ample time of receipt and processing by the Plan Agent, participants that wish to make voluntary cash payments should send such payments to the Plan Agent in such a manner that assures that the Plan Agent will receive and collect Federal Funds by the end of the month. This procedure will avoid unnecessary accumulations of cash and will enable participants to realize lower brokerage commissions and to avoid additional transaction charges. If a voluntary cash payment is not received in time to purchase shares in any calendar month, such payment shall be invested on the next Investment Date. A participant may withdraw a voluntary cash payment by written notice to the Plan Agent if the notice is received by the Plan Agent at least forty-eight hours before such payment is to be invested by the Plan Agent.


Boston EquiServe as the Plan Agent will perform bookkeeping and other administrative functions, such as maintaining all shareholder accounts in the Plan and furnishing written confirmation of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan and of record as of the record date for determining those shareholders who are entitled to vote on any matter involving the Fund. In case of shareholders such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by such shareholders as representing and limited to the total number of shares registered in the shareholder's name and held for the account of beneficial owners who have elected to participate in the Plan.


There are no special fees or charges to participants other than reasonable transaction fees, which shall not exceed the lesser of five percent (5%) of the amount reinvested or three ($3.00) dollars and a termination fee of up to one ($1.00) dollar.


With respect to purchases from voluntary cash payments, the Plan Agent will charge three ($3.00) dollars, plus a pro rata share of the brokerage commissions, if any. Brokerage charges for purchasing small blocks of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, as the Plan Agent will be purchasing shares for all participants in larger blocks and prorating the lower commission rate thus applied.


The automatic reinvestment of dividends and distributions will not relieve participants of any income tax liability associated therewith.


Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment received and any dividend or distribution to be paid subsequent to a date specified in a notice of the change sent to all shareholders at least ninety days before such specified date. The Plan may also be terminated on at least ninety days' written notice to all shareholders in the Plan. All correspondence concerning the Plan should be directed to Boston EquiServe, P.O. Box 8200, Boston, Massachusetts 02266 or call 1-800-257-1770.







NAIC Growth Fund, Inc.
Board of Directors

Thomas E. O'Hara
Chairman,
Bloomfield Hills, MI

Lewis A. Rockwell
Secretary,
Grosse Pointe Shores, MI

Carl A. Holth
Director,
Grosse Pointe, MI
Kenneth S. Janke
President,
Bloomfield Hills, MI

Robert M. Bilkie, Jr.
Director,
Grosse Pointe, Mi

Robert L. Eldred
Director,
Chippewa Lake, MI

William T. Endicott
Director,
Bethesda, MD

Cynthia P. Charles
Director,
Amber, PA

Peggy L. Schmeltz
Director,
Bowling Green, OH



Shareholder Information


The ticker symbol for the NAIC Growth Fund, Inc., on the Chicago Stock Exchange is GRF.

The dividend reinvestment plan allows shareholders to automatically reinvest dividends in Fund common stock without paying commission. Once enrolled, you can make additional stock purchases through monthly cash deposits ranging from $50 to $1,000. For more information, request a copy of the Dividend Reinvestment Service for Stockholders of NAIC Growth Fund, Inc., from Boston EquiServe, P.O. Box 8200, Boston, Massachusetts 02266. Telephone 1-800-257-1770.

Questions about dividend checks, statements, account consolidation, address changes, stock certificates or transfer procedures write Boston EquiServe, P.O. Box 8200, Boston, Massachusetts 02266. Telephone 1-800-257-1770.

Shareholders or individuals wanting general information or having questions, write NAIC, P.O. Box 220, Royal Oak, Michigan 48068.
Telephone 810-583-6242 Ext. 322.